                                 FIRST AMENDMENT
                                       TO
                           MANAGEMENT PERFORMANCE PLAN
                               OF USG CORPORATION



     FIRST AMENDMENT effective as of November 15, 1994 (this "First Amendment"), to the Management Performance Plan of USG Corporation (formerly known as the 1988 Management Performance Plan of USG Corporation and hereinafter referred to as the "Plan"), which Plan was adopted and approved by the Compensation and Organization Committee (the "Committee") of the Board of Directors of USG Corporation (the "Corporation") on June 2, 1988, ratified by the Board of Directors of the Corporation on June 6, 1988, and approved by the stockholders of the Corporation on July 8, 1988.

WHEREAS, the Committee has recommended, and the Board of Directors has approved, an amendment to the Plan to permit the transfer of Non-Qualified Stock Options (as defined in the Plan), upon the terms and subject to limitations set forth below;

NOW, THEREFORE, in consideration of the premises, the Plan is hereby amended as set forth below:

     1. Section 6(e) of the Plan is hereby deleted in its entirety and the following is hereby substituted therefor:

          "(e) TRANSFERABILITY OF OPTIONS. The transferability of Stock Options awarded pursuant to this Section 6 shall be subject to the following restrictions and conditions:

               "(i) Except as provided in paragraph (ii) of this
          Section 6(e), no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

               "(ii) A Non-Qualified Stock Option may be transferred by the optionee to members of his or her immediate family (which, for purposes of the Plan, shall be limited to his or her children, grandchildren and spouse), or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if (a) the stock option agreement with respect to such Non-Qualified Stock Option, which must be approved by the Committee, expressly so provides, either in connection with the original grant of such Non-Qualified Stock Option or in a subsequent modification of an outstanding stock option agreement, and (b) the optionee does not receive any consideration for the transfer. A Non-Qualified Stock Option not subject to such a stock option agreement expressly permitting its transfer upon such terms will not be transferable and will be subject to the terms of paragraph (i) of this Section 6(e). Any Non-Qualified Stock Option transferred as permitted by this paragraph (ii) may thereafter be exercised by the permitted transferee, and only such transferee, upon the same terms as the original optionee could have exercised it prior to such transfer, but will otherwise continue to be subject to the same terms and conditions that were applicable to such Non-Qualified Stock Option immediately prior to the transfer. Any Non-qualified Stock Option so transferred may not thereafter be subsequently transferred without the express written approval of the Committee."

     2. Except as expressly amended and modified by this First Amendment, the Plan is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the Corporation has caused this First Amendment to be executed by its officers thereunto duly authorized as of the 1st day of February, 1994.

                                   USG CORPORATION



                                   By /s/ Harold E. Pendexter, Jr.
                                     _______________________________
                                     Harold E. Pendexter, Jr.
                                     Sr. Vice President and
                                     Chief Administrative
                                     Officer

Attest:



/s/ Dean H. Goossen
________________________
Dean H. Goossen
Assistant Secretary

                                 FIRST AMENDMENT
                                       TO
                           MANAGEMENT PERFORMANCE PLAN
                               OF USG CORPORATION



     FIRST AMENDMENT effective as of November 15, 1994 (this "First Amendment"), to the Management Performance Plan of USG Corporation (formerly known as the 1988 Management Performance Plan of USG Corporation and hereinafter referred to as the "Plan"), which Plan was adopted and approved by the Compensation and Organization Committee (the "Committee") of the Board of Directors of USG Corporation (the "Corporation") on June 2, 1988, ratified by the Board of Directors of the Corporation on June 6, 1988, and approved by the stockholders of the Corporation on July 8, 1988.

WHEREAS, the Committee has recommended, and the Board of Directors has approved, an amendment to the Plan to permit the transfer of Non-Qualified Stock Options (as defined in the Plan), upon the terms and subject to limitations set forth below;

NOW, THEREFORE, in consideration of the premises, the Plan is hereby amended as set forth below:

     1. Section 6(e) of the Plan is hereby deleted in its entirety and the following is hereby substituted therefor:

          "(e) TRANSFERABILITY OF OPTIONS. The transferability of Stock Options awarded pursuant to this Section 6 shall be subject to the following restrictions and conditions:

               "(i) Except as provided in paragraph (ii) of this
          Section 6(e), no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

               "(ii) A Non-Qualified Stock Option may be transferred by the optionee to members of his or her immediate family (which, for purposes of the Plan, shall be limited to his or her children, grandchildren and spouse), or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if (a) the stock option agreement with respect to such Non-Qualified Stock Option, which must be approved by the Committee, expressly so provides, either in connection with the original grant of such Non-Qualified Stock Option or in a subsequent modification of an outstanding stock option agreement, and (b) the optionee does not receive any consideration for the transfer. A Non-Qualified Stock Option not subject to such a stock option agreement expressly permitting its transfer upon such terms will not be transferable and will be subject to the terms of paragraph (i) of this Section 6(e). Any Non-Qualified Stock Option transferred as permitted by this paragraph (ii) may thereafter be exercised by the permitted transferee, and only such transferee, upon the same terms as the original optionee could have exercised it prior to such transfer, but will otherwise continue to be subject to the same terms and conditions that were applicable to such Non-Qualified Stock Option immediately prior to the transfer. Any Non-qualified Stock Option so transferred may not thereafter be subsequently transferred without the express written approval of the Committee."

     2. Except as expressly amended and modified by this First Amendment, the Plan is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the Corporation has caused this First Amendment to be executed by its officers thereunto duly authorized as of the 1st day of February, 1994.

                                   USG CORPORATION



                                   By /s/ Harold E. Pendexter, Jr.
                                     _______________________________
                                     Harold E. Pendexter, Jr.
                                     Sr. Vice President and
                                     Chief Administrative
                                     Officer

Attest:



/s/ Dean H. Goossen
________________________
Dean H. Goossen
Assistant Secretary